EXHIBIT 99.1

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

New Issue Backed by Seasoned Mortgage Loans

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual MSC Mortgage Pass-Through Certificates

Series 2004-RA1

$[330,288,574]

(Approximate)

U.S. Bank National Association

Trustee

WaMu Capital Corp.

Underwriter

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersedes these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Mortgage / CMO Trading Desk at (206) 554-2420.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

I. Transaction Summary - Offered Certificates

Class	Type	Expected Rating from S&P/Fitch	Original Balance ($)	Coupon	Scenario	Avg. Life (Yrs.)	Principal Window	Anticipated Initial Subordination	Related Group(s)
I-A	Senior/Pass-Through	AAA/AAA	$[70,678,208]	[6.50]%	60% CPR to Call	[0.9]	May 04-Dec 07	[3.55]%	I
II-A	Senior/Pass-Through	AAA/AAA	$[242,785,819]	[7.00]%	60% CPR to Call	[1.0]	May 04-Dec 07	[3.55]%	II
I-X	Senior/Interest Only	AAA/AAA	$[3,229,959][1]	[6.50]%	60% CPR to Call	[1.0]	N/A	N/A	I
I-P	Senior/Principal Only	AAA/AAA	$[1,250,862]	[0.00]%	60% CPR to Call	[1.0]	May 04- Feb 09	[3.55]%	I
II-X	Senior/Interest Only	AAA/AAA	$[12,071,160][1]	[7.00]%	60% CPR to Call	[1.1]	N/A	N/A	II
II-P	Senior/ Principal Only	AAA/AAA	$[3,848,341]	[0.00]%	60% CPR to Call	[1.1]	May 04- Feb 09	[3.55]%	II
R	Senior/Residual	AAA/AAA	$[100]	[6.50]%	N/A	[0.1]	May 04-May 04	[3.55]%	I
C-B-1	Subordinate/ WAC	AA/NR	$[9,743,500]	[6.887]%[2]	60% CPR to Call	[4.0]	May 04-Feb 09	[0.60]%	I, II
C-B-2	Subordinate/ WAC	A/NR	$[660,600]	[6.887]%[2]	60% CPR to Call	[4.0]	May 04-Feb 09	[0.40]%	I, II
C-B-3	Subordinate/ WAC	BBB/NR	$[495,400]	[6.887]%[2]	60% CPR to Call	[4.0]	May 04-Feb 09	[0.25]%	I, II

All collateral information contained herein is as of the Statistical Calculation Date of April 1, 2004.  The Cut-Off Date for WAMMS 2004-RA1 will be April 1, 2004 and will reflect any unscheduled principal payments or prepayments in full received on or prior to such date.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan group I and group II will equal the aggregate principal balance of the senior and Group C-B certificates.

___________________________

(1) Normalized notional amount

(2)  The initial pass-through rate on the Group C-B Certificates is projected to be approximately [6.887%] per annum; After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average pass-through rates of the Senior Certificates (other than the Class X and Class P Certificates) weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

II. Transaction Summary - Non-Offered Certificates

Class	Type	Expected Rating from S&P/Fitch	Original Balance ($)	Coupon	Scenario	Avg. Life (Years)	Principal Window	Anticipated Initial Subordination	Related Groups
C-B-4	Subordinate/ WAC	BB/NR	$[330,300]	[6.887]%[1]	30% CPR to Maturity	[7.4]	May 04-Nov 28	[0.15]%	I, II
C-B-5	Subordinate/ WAC	B/NR	$[330,300]	[6.887]%[1]	30% CPR to Maturity	[7.4]	May 04-Nov 28	[0.05]%	I, II
C-B-6	Subordinate/ WAC	NR/NR	$[165,143]	[6.887]%[1]	30% CPR to Maturity	[7.4]	May 04-Nov 28	[0.00]%	I, II

(1)  The initial pass-through rate on the Group C-B Certificates is projected to be approximately [6.887%] per annum; After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average pass-through rates of the Senior Certificates (other than the Class X and Class P Certificates) weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

II.  Collateral Summary

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.

Current LTVs have been calculated based on current mortgage loan balance and the lesser of the appraised value and the sales price at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of April 1, 2004.

Loan group I: 15 Year
Agg. Scheduled Balance	$74,576,640	WA Original LTV	63.94%
Avg. Scheduled Balance	$182,786	WA Current LTV	37.69%
WAC	6.96%	WA Credit Score*	728
WAM	85	Full Doc	48.07%
Seasoning (months)	90	Limited Doc	51.93%
California Concentration	41.44%	Loan Count	408

Loan group II: 30 year
Agg. Scheduled Balance	$255,711,933	WA Original LTV	71.67%
Avg. Scheduled Balance	$363,227	WA Current LTV	66.63%
WAC	7.52%	WA Credit Score*	687
WAM	291	Full Doc	66.98%
Seasoning (months)	60	Limited Doc	33.02%
California Concentration	46.37%	Loan Count	704

Aggregate Loan groups I AND ii
Agg. Scheduled Balance	$330,288,574	WA Original LTV	69.93%
Avg. Scheduled Balance	$297,022	WA Current LTV	60.09%
WAC	7.39%	WA Credit Score*	696
WAM	244	Full Doc	62.71%
Seasoning (months)	67	Limited Doc	37.29%
California Concentration	45.26%	Loan Count	1,112

*Non-zero weighted averages

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

III.  Transaction Terms

Depositor:	Washington Mutual Mortgage Securities Corp.
Series Name:	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1.
Master Servicer:	Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Trustee:	U.S. Bank National Association.
Underwriter:	WaMu Capital Corp.
Cut-off Date:	April 1, 2004.
Statistical Calculation Date:	April 1, 2004.
Closing Date:	On or about April 29, 2004.
Investor Settlement Date:	On or about April 30, 2004.
Offered Certificates:

Class I-A and Class R Certificates (the “Group I Certificates”);

Class II-A Certificates (the “Group II Certificates”);

Group I Certificates (other than the Class R Certificates) and Group II Certificates, the“Class A Certificates”;

Class I-X and Class II-X (each a “Class X Certificate”); and

Class I-P and Class II-P (each a “Class P Certificate”).

The Class A, Class X, Class P and Class R Certificates are together the “Senior Certificates”.

The Senior Certificates together with Class C-B-1, Class C-B-2 and Class C-B-3 Certificates are the “Offered Certificates”.

Non-Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”).
Distribution Date:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in May 2004.
Accrual Period:	For any distribution date, the Offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.
Delay Days:	24 days.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the mortgage loans, as of the related determination date is less than [1]% of the aggregate principal balance as of the cut-off date, the master servicer may, but will not be required to purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates.

Certificate Ratings:

The SeniorCertificates are expected to be rated by [Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”)],and the Group C-B Certificates are expected to be rated [only by S&P], in all cases with the ratings indicated in Section I above.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

ERISA Eligibility:

The Offered Certificates, other than the Class R Certificates, may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets, subject to considerations described in the prospectus supplement.

SMMEA:	When issued, the Senior Certificates and Class C-B-1 Certificates will, and the Class C-B-2 and Class C-B-3 Certificates will not, be “mortgage related securities” for the purposes of SMMEA.
Registration:	The Offered Certificates, other than the Class R Certificates, will be available in book-entry form through DTC, Clearstream and Euroclear.
Federal TaxTreatment:	The trust will make one or more REMIC elections.
Advances:

For any month, if the master servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received at all, the master servicer will advance its own funds to cover that shortfall.  However, the master servicer will not be required to make advances if it determines that those advances will not be recoverable from future payments or collections on that mortgage loan.

Compensating Interest:

For any distribution date, each loan group and only for prepayments in full, the master servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the mortgage loans in that loan group made from the 15th day of the calendar month preceding the Distribution Date to the last day of such month and (b) the applicable monthly master servicing fee payable to WMMSC with respect to that loan group, any reinvestment income realized by WMMSC, as master servicer, relating to payoffs on the mortgage loans in that group made during the prepayment period and interest payments on payoffs in that loan group received during the period of the first day through the 14th day of the month of the Distribution Date.

Mortgage Loans:

The aggregate principal balance as of the Statistical Calculation Date of the mortgage pool is approximately $330,288,574 and consists of approximately 1,112 fixed rate seasoned mortgage loans secured by first liens on residential properties.  As of the Statistical Calculation Date, 2.99% of the mortgage loans are 30-59 days delinquent, and 0.38% of the mortgage loans are 60-89 days delinquent.  As of the Statistical Calculation Date, approximately 8.76% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been 30 days delinquent exactly one time in the previous twelve months and approximately 9.87% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been either (i) 30 days delinquent more then one time in the previous twelve months or (ii) more than 30 days delinquent in the previous twelve months.

The mortgage pool consists of two groups of mortgage loans, substantially all of which were sourced from the following terminated trusts :  Sears Mortgage Securities (“SMS”) 1993-9, Prudential Home Mortgage Securities (“PHMS”) 1993-1, PHMS 1993-2, PHMS 1993-34, PHMS 1993-35, PHMS 1993-36, PHMS 1993-37, PHMS 1993-38, PHMS 1993-39, PHMS 1993-45, PHMS 1994-1, PHMS 1994-3, PHMS 1994-6, PHMS 1994-15, PHMS 1994-19, PHMS 1994-26, PHMS 1994-31, PHMS 1994-32, PHMS 1994-33 PHMS 1996-5, PNC Mortgage Securities Corp. (“PNCMS”) 1994-1, PNCMS 1994-2, PNCMS 1994-3, PNCMS 1994-4, PNCMS 1994-PA1, PNCMS 1995-2, PNCMS 1995-PA2, PNCMS 1996-1, PNCMS 1996-2, PNCMS 1997-1, PNCMS 1997-2, PNCMS 1997-3, PNCMS 1997-5, PNCMS 1997-8, PNCMS 1998-1, PNCMS 1998-2, PNCMS 1998-3, PNCMS 1998-5, PNCMS 2000-1, PNCMS 2000-2, PNCMS 2000-5, PNCMS 2001-1, Washington Mutual Mortgage Securities Corp. (“WMMSC”)  2001-3, WMMSC 2001-4, ABN AMRO Mortgage Corp. (“AMAC”) 2001-1, AMAC 2001-4, Washington Mutual (“WAMU”) 1999-WM2, WAMU 1999-WM3, WAMU 2001-5, and WAMU 2001-S8.

Group I is comprised of mortgage loans with an initial term to maturity of 15 years or less and Group II is comprised of mortgage loans with an initial term to maturity of up to 30 years.

Designation            Number of Mortgage Loans          Statistical Calculation Date Principal Balance

Group I                               408                               $ 74,576,640

Group II                              704                              $255,711,933

For further collateral information, see “Collateral Summary” and “Collateral Details”.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:	Distribution on the Offered Certificates will be made from available amounts in each loan group as follows:

Distribution of principal to the related Class P Certificates;

Distributions of interest to the related interest-bearing senior certificates, pro rata;

Distribution of principal to the Class R Certificate until it’s Certificate Principal Balance has been reduced to zero;

Distribution of principal to the remaining classes of related Senior Certificates entitled to principal; and

Reimbursement to the related Class P Certificates for losses previously allocated thereto.

Distribution to the Offered Subordinate Certificates in the following order:

·          Interest to the Class C-B-1;

·          Principal to the Class C-B-1;

·          Interest to the Class C-B-2;

·          Principal to the Class C-B-2;

·          Interest to the Class C-B-3; and

·          Principal to the Class C-B-3.

Distribution of Principal:

The holders of the senior certificates of each group, other than the Class X and Class P Certificates, will be entitled to receive on each distribution date, to the extent of the portion of the related available distribution amount for such group remaining after the distribution of the related senior interest distribution amount and the related Class P distribution amount, a distribution allocable to principal, equal to the related senior principal distribution amount.  This amount is generally equal to the related senior percentage of scheduled payments, senior prepayment percentage of prepayments and a portion of the liquidation proceeds.

The holders of each class of Group C-B Certificates will be entitled to receive payments of principal on each distribution date to the extent of funds available from each loan group, after payments of interest and principal to the related senior certificates and any class of Group C-B Certificates with a higher payment priority, and after payments of interest to that class of Group C-B Certificates.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized Losses:

Losses, other than excess fraud, excess bankruptcy, and excess special hazard losses and the Class P fraction of any loss on a Class P Mortgage Loan, will be allocated in full first to the Group C-B Certificates in reverse alphanumeric order.  Excess fraud, excess bankruptcy, and excess special hazard losses will be allocated to all Classes of certificates pro rata (other than a Class P Certificate, which will bear a share of such excess loss equal to its percentage interest in the principal of the related mortgage loan).  If a loss is recognized on a Class P Mortgage Loan, the Class P fraction of the principal portion of that loss will be allocated to the related class of Class P Certificates.  If the certificate principal balances of the Subordinate Certificates have been reduced to zero, losses on the mortgage loans in a loan group will be allocated among the related Senior Certificates, as more fully described in the prospectus supplement.

Investors in the Senior Certificates should be aware that because the Group C-B Certificates represent interests in all loan groups, the certificate principal balances of the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the mortgage loans in one loan group.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.

Current LTVs have been calculated based on current mortgage loan balance and the lesser of the appraised value and the sales price at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of April 1, 2004.

IV. COLLATERAL DETAILS:  AGGREGATE COLLATERAL TABLES

Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 620	236	58,008,012	17.56	245,797	65.25
621 - 639	52	16,549,185	5.01	318,254	61.61
640 - 659	61	22,349,789	6.77	366,390	65.77
660 - 679	75	23,991,451	7.26	319,886	59.06
680 - 699	82	28,727,466	8.70	350,335	62.38
700 - 719	121	41,091,567	12.44	339,600	62.83
720 - 739	107	33,423,288	10.12	312,367	58.72
740 - 759	93	28,317,104	8.57	304,485	58.15
760 - 779	150	42,301,640	12.81	282,011	53.01
780 - 799	95	26,133,523	7.91	275,090	55.39
800 >=	40	9,395,551	2.84	234,889	51.46
Total:	1,112	330,288,574	100.00	297,022	60.09

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
5.000 - 5.499	1	$410,594	0.12	$410,594	622	63.66
5.500 - 5.999	5	1,524,816	0.46	304,963	716	57.09
6.000 - 6.499	44	9,926,279	3.01	225,597	734	44.86
6.500 - 6.999	242	61,699,930	18.68	254,958	729	49.69
7.000 - 7.499	386	124,740,139	37.77	323,161	704	60.05
7.500 - 7.999	249	82,812,711	25.07	332,581	688	64.92
8.000 - 8.499	79	24,431,444	7.40	309,259	658	69.35
8.500 - 9.999	105	24,553,824	7.43	233,846	623	67.29
10.000 - 10.499	1	188,837	0.06	188,837	782	55.54
Total:	1,112	330,288,574	100.00	297,022	696	60.09

Original Mortgage Loan Principal Balances

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0.01 - 100,000.00	82	4,391,515	1.33	53,555	622	63.06
100,000.01 - 200,000.00	64	7,416,409	2.25	115,881	645	65.31
200,000.01 - 300,000.00	95	18,702,971	5.66	196,873	662	63.46
300,000.01 - 400,000.00	404	111,094,578	33.64	274,987	703	61.58
400,000.01 - 500,000.00	288	94,608,798	28.64	328,503	703	59.02
500,000.01 - 600,000.00	104	45,581,376	13.80	438,282	681	60.21
600,000.01 - 700,000.00	35	19,300,285	5.84	551,437	711	61.90
700,000.01 - 800,000.00	15	8,500,690	2.57	566,713	702	52.32
800,000.01 - 900,000.00	11	6,223,600	1.88	565,782	712	45.54
900,000.01 - 1,000,000.00	7	6,015,203	1.82	859,315	686	48.07
1,000,000.01 - 1,100,000.00	2	1,962,072	0.59	981,036	716	56.55
1,100,000.01 - 1,200,000.00	1	1,100,361	0.33	1,100,361	557	68.77
1,200,000.01 - 1,300,000.00	1	1,238,819	0.38	1,238,819	729	61.94
1,300,000.01 - 1,400,000.00	1	1,297,050	0.39	1,297,050	772	64.85
1,400,000.01 - 1,500,000.00	1	1,415,474	0.43	1,415,474	753	60.75
1,500,000.01 - 1,600,000.00	1	1,439,373	0.44	1,439,373	703	58.87
Total:	1,112	330,288,574	100.00	297,022	696	60.09

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 60.000	233	62,103,854	18.80	266,540	711	37.85
60.001 - 65.000	88	32,247,001	9.76	366,443	701	52.74
65.001 - 70.000	136	41,379,541	12.53	304,261	707	57.64
70.001 - 75.000	205	61,438,477	18.60	299,700	687	62.20
75.001 - 80.000	351	110,997,018	33.61	316,231	693	70.22
80.001 - 85.000	15	3,252,272	0.98	216,818	663	75.59
85.001 - 90.000	63	16,319,426	4.94	259,039	671	81.17
90.001 - 95.000	6	784,972	0.24	130,829	575	90.89
95.001 - 100.000	15	1,766,012	0.53	117,734	700	87.55
Total:	1,112	330,288,574	100.00	297,022	696	60.09

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 60.000	537	126,642,668	38.34	235,834	715
60.001 - 65.000	84	34,603,864	10.48	411,951	697
65.001 - 70.000	124	45,273,603	13.71	365,110	701
70.001 - 75.000	145	52,226,886	15.81	360,185	682
75.001 - 80.000	152	55,374,693	16.77	364,307	673
80.001 - 85.000	33	9,113,381	2.76	276,163	672
85.001 - 90.000	26	5,480,792	1.66	210,800	651
90.001 - 95.000	6	856,229	0.26	142,705	605
95.001 - 100.000	5	716,458	0.22	143,292	675
Total:	1,112	330,288,574	100.00	297,022	696

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
CA	422	149,481,026	45.26	354,220	709	59.25
NY	130	33,626,874	10.18	258,668	701	53.40
NJ	60	14,349,023	4.34	239,150	671	59.72
TX	48	11,004,196	3.33	229,254	661	60.02
FL	42	10,406,615	3.15	247,777	694	60.06
IL	27	8,620,054	2.61	319,261	673	63.23
CT	27	8,330,055	2.52	308,521	690	58.71
PA	28	8,251,764	2.50	294,706	703	65.62
VA	30	7,314,902	2.21	243,830	708	60.18
CO	21	6,846,692	2.07	326,033	682	71.11
Other	277	72,057,372	21.82	260,135	679	63.15
Total:	1,112	330,288,574	100.00	297,022	696	60.09

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	185	42,060,271	12.73	227,353	736	41.44
Cash Out Refinance	201	64,513,862	19.53	320,964	678	60.97
Home Improvement	25	9,304,451	2.82	372,178	717	55.42
Purchase/Construction to Perm	400	122,637,032	37.13	306,593	697	67.65
Rate/Term Refinance	301	91,772,957	27.79	304,894	687	58.39
Total:	1,112	330,288,574	100.00	297,022	696	60.09

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Mortgage Loan Documentation Types

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Doc/Alt/Streamline	617	207,125,955	62.71	335,698	692	64.57
No Doc/NINA	17	4,332,632	1.31	254,861	663	65.99
No Ratio/NORA	13	2,205,984	0.67	169,691	669	58.36
Other	279	70,929,689	21.48	254,228	725	46.57
Reduced Doc/Low Doc/Express/Stated	186	45,694,315	13.83	245,668	671	60.29
Total:	1,112	330,288,574	100.00	297,022	696	60.09

Occupancy Types

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Investor Property	39	5,405,291	1.64	138,597	648	70.28
Primary Residency	1029	312,366,088	94.57	303,563	695	60.14
Second/Vacation Home	44	12,517,195	3.79	284,482	732	54.50
Total:	1,112	330,288,574	100.00	297,022	696	60.09

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
2-4 Family	37	8,014,373	2.43	216,605	684	64.34
Condominium	44	11,651,966	3.53	264,817	715	63.50
Housing Cooperative	2	609,531	0.18	304,765	751	31.84
PUD	73	22,798,183	6.90	312,304	683	69.15
Single Family Residence	956	287,214,522	86.96	300,434	696	59.18
Total:	1,112	330,288,574	100.00	297,022	696	60.09

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Seasoning

Seasoning	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 24	26	9,924,085	3.00	381,696	705	64.68
25 - 36	177	70,923,563	21.47	400,698	704	67.92
37 - 48	145	57,095,713	17.29	393,764	666	69.54
49 - 60	135	46,438,036	14.06	343,985	666	64.35
61 - 72	145	45,740,652	13.85	315,453	699	62.12
73 - 84	78	17,044,079	5.16	218,514	694	61.28
85 - 96	8	2,083,244	0.63	260,405	651	66.84
97 >=	398	81,039,202	24.54	203,616	728	42.01
Total:	1,112	330,288,574	100.00	297,022	696	60.09

Original Term

Original Term	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
180	408	74,576,640	22.58	182,786	728	37.69
240	2	509,354	0.15	254,677	639	62.13
360	702	255,202,579	77.27	363,536	687	66.63
Total:	1,112	330,288,574	100.00	297,022	696	60.09

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Net Mortgage Rates

Net Mortgage Rates	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 4.999	1	410,594	0.12	410,594	622	63.66
5.000 - 5.499	4	1,406,419	0.43	351,605	714	59.19
5.500 - 5.999	14	3,065,279	0.93	218,949	743	53.11
6.000 - 6.499	152	35,318,136	10.69	232,356	729	45.72
6.500 - 6.999	390	114,773,957	34.75	294,292	717	57.15
7.000 - 7.499	314	109,462,391	33.14	348,606	690	63.51
7.500 - 7.999	112	35,185,135	10.65	314,153	668	67.31
8.000 - 8.499	69	20,251,184	6.13	293,495	634	66.95
8.500 - 9.999	56	10,415,479	3.15	185,991	624	69.72
Total:	1,112	330,288,574	100.00	297,022	696	60.09

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Remaining Term

Remaining Term	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	347	54,449,091	16.49	156,914	735	31.00
121 - 132	19	5,949,959	1.80	313,156	701	51.35
133 - 144	22	6,355,819	1.92	288,901	699	54.59
145 - 156	17	5,782,707	1.75	340,159	739	58.65
157 - 168	3	946,019	0.29	315,340	695	68.02
169 - 180	5	1,783,004	0.54	356,601	693	59.37
193 - 204	2	444,018	0.13	222,009	706	52.95
217 - 228	7	1,636,365	0.50	233,766	751	46.14
229 - 240	102	34,439,396	10.43	337,641	726	58.17
241 - 252	4	1,511,080	0.46	377,770	599	54.69
253 - 264	14	4,579,499	1.39	327,107	679	61.07
265 - 276	6	1,485,501	0.45	247,584	621	76.11
277 - 288	65	19,901,309	6.03	306,174	691	65.28
289 - 300	89	32,990,458	9.99	370,679	687	66.24
301 - 312	107	35,404,181	10.72	330,880	660	67.96
313 - 324	181	72,753,706	22.03	401,954	670	71.21
325 - 336	101	42,055,148	12.73	416,388	708	67.53
337 - 348	14	5,693,138	1.72	406,653	688	67.13
349 - 360	7	2,128,174	0.64	304,025	749	59.22
Total:	1,112	330,288,574	100.00	297,022	696	60.09

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

V.  Collateral Details:  Group 1 Collateral Tables

Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 620	68	6,991,780	9.38	102,820	34.02
621 - 639	14	3,529,177	4.73	252,084	41.29
640 - 659	13	3,005,866	4.03	231,220	53.20
660 - 679	23	3,555,660	4.77	154,594	33.22
680 - 699	22	5,907,681	7.92	268,531	45.02
700 - 719	41	8,974,208	12.03	218,883	41.27
720 - 739	37	7,324,025	9.82	197,947	37.91
740 - 759	37	7,483,472	10.03	202,256	33.26
760 - 779	75	13,827,507	18.54	184,367	33.91
780 - 799	52	9,460,086	12.69	181,925	38.24
800 >=	26	4,517,177	6.06	173,738	34.48
Total:	408	74,576,640	100.00	182,786	37.69

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
5.000 - 5.499	1	$410,594	0.55	$410,594	622	63.66
5.500 - 5.999	4	1,003,894	1.35	250,974	702	49.64
6.000 - 6.499	38	7,320,594	9.82	192,647	741	39.08
6.500 - 6.999	167	32,393,362	43.44	193,972	734	36.77
7.000 - 7.499	119	23,008,242	30.85	193,347	731	36.95
7.500 - 7.999	55	7,385,587	9.90	134,283	716	37.44
8.000 - 8.499	12	2,215,568	2.97	184,631	664	44.23
8.500 - 9.999	12	838,798	1.12	69,900	697	39.34
Total:	408	74,576,640	100.00	182,786	728	37.69

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Original Mortgage Loan Principal Balances

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0.01 - 100,000.00	40	1,839,344	2.47	45,984	652	46.45
100,000.01 - 200,000.00	25	2,359,869	3.16	94,395	674	51.09
200,000.01 - 300,000.00	34	4,220,516	5.66	124,133	744	38.70
300,000.01 - 400,000.00	140	23,331,360	31.29	166,653	740	34.60
400,000.01 - 500,000.00	113	24,072,475	32.28	213,031	724	37.18
500,000.01 - 600,000.00	36	10,735,655	14.40	298,213	717	39.65
600,000.01 - 700,000.00	6	2,591,603	3.48	431,934	734	53.69
700,000.01 - 800,000.00	7	2,764,096	3.71	394,871	756	28.49
800,000.01 - 900,000.00	6	2,265,261	3.04	377,544	728	38.61
900,000.01 - 1,000,000.00	1	396,462	0.53	396,462	779	20.87
Total:	408	74,576,640	100.00	182,786	728	37.69

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 60.000	142	25,338,403	33.98	178,439	733	26.78
60.001 - 65.000	35	6,950,044	9.32	198,573	718	33.15
65.001 - 70.000	56	11,718,925	15.71	209,267	740	43.15
70.001 - 75.000	79	13,684,316	18.35	173,219	720	42.10
75.001 - 80.000	79	15,021,412	20.14	190,144	725	47.12
80.001 - 85.000	4	290,479	0.39	72,620	650	57.55
85.001 - 90.000	6	933,747	1.25	155,625	702	50.43
95.001 - 100.000	7	639,314	0.86	91,331	753	75.53
Total:	408	74,576,640	100.00	182,786	728	37.69

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 60.000	369	63,952,283	85.75	173,312	732
60.001 - 65.000	10	3,046,273	4.08	304,627	698
65.001 - 70.000	14	4,440,706	5.95	317,193	697
70.001 - 75.000	7	2,103,598	2.82	300,514	731
75.001 - 80.000	5	763,062	1.02	152,612	722
80.001 - 85.000	1	74,765	0.10	74,765	797
85.001 - 90.000	2	195,954	0.26	97,977	743
Total:	408	74,576,640	100.00	182,786	728

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
CA	131	30,905,121	41.44	235,917	739	38.06
NY	71	11,829,820	15.86	166,617	739	33.83
TX	24	3,732,529	5.00	155,522	706	41.29
FL	20	3,327,255	4.46	166,363	712	43.21
NJ	24	3,048,402	4.09	127,017	735	25.41
IL	11	2,626,277	3.52	238,752	700	49.44
CT	10	2,263,672	3.04	226,367	707	41.41
VA	15	2,048,097	2.75	136,540	717	34.63
MA	10	2,038,762	2.73	203,876	725	36.87
MD	15	2,023,326	2.71	134,888	709	26.85
Other	77	10,733,380	14.39	139,395	711	40.54
Total:	408	74,576,640	100.00	182,786	728	37.69

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	123	19,858,807	26.63	161,454	742	23.96
Cash Out Refinance	59	12,112,742	16.24	205,301	714	46.16
Home Improvement	9	2,585,443	3.47	287,271	759	44.30
Purchase/Construction to Perm	88	16,702,471	22.40	189,801	725	46.87
Rate/Term Refinance	129	23,317,176	31.27	180,753	721	37.67
Total:	408	74,576,640	100.00	182,786	728	37.69

Mortgage Loan Documentation Types

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Doc/Alt/Streamline	166	35,847,301	48.07	215,948	725	45.15
No Doc/NINA	7	556,514	0.75	79,502	680	40.46
No Ratio/NORA	4	348,062	0.47	87,016	708	33.81
Other	162	27,896,347	37.41	172,200	743	26.48
Reduced Doc/Low Doc/Express/Stated	69	9,928,417	13.31	143,890	695	42.25
Total:	408	74,576,640	100.00	182,786	728	37.69

Occupancy Types

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Investor Property	9	929,605	1.25	103,289	688	57.02
Primary Residency	380	69,622,525	93.36	183,217	728	37.27
Second/Vacation Home	19	4,024,511	5.40	211,816	744	40.45
Total:	408	74,576,640	100.00	182,786	728	37.69

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
2-4 Family	13	2,198,002	2.95	169,077	730	49.56
Condominium	15	3,380,537	4.53	225,369	722	47.46
Housing Cooperative	2	609,531	0.82	304,765	751	31.84
PUD	18	1,858,207	2.49	103,234	705	40.91
Single Family Residence	360	66,530,364	89.21	184,807	729	36.77
Total:	408	74,576,640	100.00	182,786	728	37.69

Seasoning

Seasoning	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 24	5	2,102,773	2.82	420,555	705	63.57
25 - 36	27	9,312,301	12.49	344,900	732	58.92
37 - 48	11	3,198,761	4.29	290,796	668	51.17
49 - 60	21	6,521,474	8.74	310,546	701	52.09
61 - 72	39	9,559,048	12.82	245,104	731	43.24
73 - 84	37	5,036,301	6.75	136,116	707	50.25
97 >=	268	38,845,981	52.09	144,948	742	24.68
Total:	408	74,576,640	100.00	182,786	728	37.69

Original Term

Original Term	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
180	408	74,576,640	100.00	182,786	728	37.69
Total:	408	74,576,640	100.00	182,786	728	37.69

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Net Mortgage Rates

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 4.999	1	410,594	0.55	410,594	622	63.66
5.000 - 5.499	3	885,497	1.19	295,166	697	51.97
5.500 - 5.999	11	2,117,745	2.84	192,522	756	43.89
6.000 - 6.499	116	22,557,029	30.25	194,457	732	36.31
6.500 - 6.999	174	32,640,927	43.77	187,592	735	37.24
7.000 - 7.499	69	11,817,190	15.85	171,264	721	36.52
7.500 - 7.999	18	2,795,500	3.75	155,306	681	42.29
8.000 - 8.499	9	998,785	1.34	110,976	686	54.01
8.500 - 9.999	7	353,374	0.47	50,482	694	20.81
Total:	408	74,576,640	100.00	182,786	728	37.69

Remaining Term

Remaining Term	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	347	54,449,091	73.01	156,914	735	31.00
121 - 132	19	5,949,959	7.98	313,156	701	51.35
133 - 144	22	6,355,819	8.52	288,901	699	54.59
145 - 156	15	5,718,998	7.67	381,267	739	58.86
157 - 168	2	703,392	0.94	351,696	716	69.75
169 - 180	3	1,399,381	1.88	466,460	700	60.47
Total:	408	74,576,640	100.00	182,786	728	37.69

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

VI. Collateral Details:  Group 2 Collateral Tables

Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 620	168	51,016,232	19.95	303,668	69.53
621 - 639	38	13,020,008	5.09	342,632	67.11
640 - 659	48	19,343,922	7.56	402,998	67.72
660 - 679	52	20,435,791	7.99	392,996	63.56
680 - 699	60	22,819,784	8.92	380,330	66.87
700 - 719	80	32,117,359	12.56	401,467	68.85
720 - 739	70	26,099,262	10.21	372,847	64.56
740 - 759	56	20,833,632	8.15	372,029	67.10
760 - 779	75	28,474,133	11.14	379,655	62.29
780 - 799	43	16,673,437	6.52	387,754	65.12
800 >=	14	4,878,373	1.91	348,455	67.20
Total:	704	255,711,933	100.00	363,227	66.63

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
5.500 - 5.999	1	520,922	0.20	520,922	743	71.46
6.000 - 6.499	6	2,605,685	1.02	434,281	717	61.10
6.500 - 6.999	75	29,306,568	11.46	390,754	724	63.97
7.000 - 7.499	267	101,731,897	39.78	381,018	698	65.27
7.500 - 7.999	194	75,427,124	29.50	388,800	686	67.61
8.000 - 8.499	67	22,215,876	8.69	331,580	658	71.85
8.500 - 9.999	93	23,715,026	9.27	255,000	621	68.28
10.000 - 10.499	1	188,837	0.07	188,837	782	55.54
Total:	704	255,711,933	100.00	363,227	687	66.63

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Original Mortgage Loan Principal Balances

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0.01 - 100,000.00	42	2,552,172	1.00	60,766	607	75.02
100,000.01 - 200,000.00	39	5,056,540	1.98	129,655	633	71.94
200,000.01 - 300,000.00	61	14,482,455	5.66	237,417	645	70.67
300,000.01 - 400,000.00	264	87,763,218	34.32	332,436	693	68.75
400,000.01 - 500,000.00	175	70,536,323	27.58	403,065	696	66.48
500,000.01 - 600,000.00	68	34,845,721	13.63	512,437	671	66.54
600,000.01 - 700,000.00	29	16,708,682	6.53	576,161	707	63.18
700,000.01 - 800,000.00	8	5,736,594	2.24	717,074	679	63.80
800,000.01 - 900,000.00	5	3,958,339	1.55	791,668	703	49.51
900,000.01 - 1,000,000.00	6	5,618,741	2.20	936,457	680	49.99
1,000,000.01 - 1,100,000.00	2	1,962,072	0.77	981,036	716	56.55
1,100,000.01 - 1,200,000.00	1	1,100,361	0.43	1,100,361	557	68.77
1,200,000.01 - 1,300,000.00	1	1,238,819	0.48	1,238,819	729	61.94
1,300,000.01 - 1,400,000.00	1	1,297,050	0.51	1,297,050	772	64.85
1,400,000.01 - 1,500,000.00	1	1,415,474	0.55	1,415,474	753	60.75
1,500,000.01 - 1,600,000.00	1	1,439,373	0.56	1,439,373	703	58.87
Total:	704	255,711,933	100.00	363,227	687	66.63

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 60.000	91	36,765,451	14.38	404,016	697	45.48
60.001 - 65.000	53	25,296,958	9.89	477,301	696	58.12
65.001 - 70.000	80	29,660,616	11.60	370,758	695	63.36
70.001 - 75.000	126	47,754,161	18.67	379,001	678	67.95
75.001 - 80.000	272	95,975,606	37.53	352,851	688	73.83
80.001 - 85.000	11	2,961,793	1.16	269,254	664	77.36
85.001 - 90.000	57	15,385,678	6.02	269,924	669	83.03
90.001 - 95.000	6	784,972	0.31	130,829	575	90.89
95.001 - 100.000	8	1,126,698	0.44	140,837	669	94.37
Total:	704	255,711,933	100.00	363,227	687	66.63

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 60.000	168	62,690,385	24.52	373,157	698
60.001 - 65.000	74	31,557,591	12.34	426,454	697
65.001 - 70.000	110	40,832,897	15.97	371,208	702
70.001 - 75.000	138	50,123,288	19.60	363,212	680
75.001 - 80.000	147	54,611,631	21.36	371,508	672
80.001 - 85.000	32	9,038,616	3.53	282,457	671
85.001 - 90.000	24	5,284,838	2.07	220,202	647
90.001 - 95.000	6	856,229	0.33	142,705	605
95.001 - 100.000	5	716,458	0.28	143,292	675
Total:	704	255,711,933	100.00	363,227	687

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
CA	291	118,575,905	46.37	407,477	702	64.77
NY	59	21,797,054	8.52	369,442	682	64.02
NJ	36	11,300,621	4.42	313,906	655	68.97
TX	24	7,271,668	2.84	302,986	640	69.64
FL	22	7,079,360	2.77	321,789	687	67.98
PA	20	6,469,749	2.53	323,487	696	69.43
CO	17	6,072,559	2.37	357,209	683	74.62
CT	17	6,066,384	2.37	356,846	685	65.16
IL	16	5,993,777	2.34	374,611	661	69.27
AZ	22	5,408,193	2.11	245,827	643	70.46
Other	180	59,676,664	23.34	331,537	678	68.71
Total:	704	255,711,933	100.00	363,227	687	66.63

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	62	22,201,464	8.68	358,088	730	57.08
Cash Out Refinance	142	52,401,120	20.49	369,022	671	64.39
Home Improvement	16	6,719,008	2.63	419,938	702	59.71
Purchase/Construction to Perm	312	105,934,561	41.43	339,534	692	70.93
Rate/Term Refinance	172	68,455,781	26.77	397,999	676	65.45
Total:	704	255,711,933	100.00	363,227	687	66.63

Mortgage Loan Documentation Types

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Doc/Alt/Streamline	451	171,278,654	66.98	379,775	686	68.64
No Doc/NINA	10	3,776,118	1.48	377,612	662	69.76
No Ratio/NORA	9	1,857,922	0.73	206,436	661	62.96
Other	117	43,033,342	16.83	367,806	713	59.59
Reduced Doc/Low Doc/Express/Stated	117	35,765,898	13.99	305,691	665	65.30
Total:	704	255,711,933	100.00	363,227	687	66.63

Occupancy Types

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Investor Property	30	4,475,686	1.75	149,190	639	73.03
Primary Residency	649	242,743,563	94.93	374,027	687	66.70
Second/Vacation Home	25	8,492,684	3.32	339,707	726	61.16
Total:	704	255,711,933	100.00	363,227	687	66.63

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
2-4 Family	24	5,816,371	2.27	242,349	669	69.92
Condominium	29	8,271,428	3.23	285,222	713	70.06
PUD	55	20,939,976	8.19	380,727	682	71.66
Single Family Residence	596	220,684,158	86.30	370,275	687	65.93
Total:	704	255,711,933	100.00	363,227	687	66.63

Seasoning

Seasoning	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 24	21	7,821,312	3.06	372,443	705	64.98
25 - 36	150	61,611,262	24.09	410,742	700	69.28
37 - 48	134	53,896,952	21.08	402,216	666	70.63
49 - 60	114	39,916,562	15.61	350,145	660	66.36
61 - 72	106	36,181,604	14.15	341,336	690	67.11
73 - 84	41	12,007,778	4.70	292,873	689	65.91
85 - 96	8	2,083,244	0.81	260,405	651	66.84
97 >=	130	42,193,221	16.50	324,563	717	57.97
Total:	704	255,711,933	100.00	363,227	687	66.63

Original Term

Original Term	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
240	2	509,354	0.20	254,677	639	62.13
360	702	255,202,579	99.80	363,536	687	66.63
Total:	704	255,711,933	100.00	363,227	687	66.63

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

Net Mortgage Rates

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
5.000 - 5.499	1	520,922	0.20	520,922	743	71.46
5.500 - 5.999	3	947,534	0.37	315,845	712	73.70
6.000 - 6.499	36	12,761,107	4.99	354,475	726	62.34
6.500 - 6.999	216	82,133,031	32.12	380,246	710	65.06
7.000 - 7.499	245	97,645,201	38.19	398,552	687	66.77
7.500 - 7.999	94	32,389,635	12.67	344,571	667	69.46
8.000 - 8.499	60	19,252,398	7.53	320,873	632	67.63
8.500 - 9.999	49	10,062,105	3.93	205,349	623	71.43
Total:	704	255,711,933	100.00	363,227	687	66.63

Remaining Term

Remaining Term	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
145 - 156	2	63,709	0.02	31,855	740	39.93
157 - 168	1	242,627	0.09	242,627	634	63.02
169 - 180	2	383,622	0.15	191,811	669	55.36
193 - 204	2	444,018	0.17	222,009	706	52.95
217 - 228	7	1,636,365	0.64	233,766	751	46.14
229 - 240	102	34,439,396	13.47	337,641	726	58.17
241 - 252	4	1,511,080	0.59	377,770	599	54.69
253 - 264	14	4,579,499	1.79	327,107	679	61.07
265 - 276	6	1,485,501	0.58	247,584	621	76.11
277 - 288	65	19,901,309	7.78	306,174	691	65.28
289 - 300	89	32,990,458	12.90	370,679	687	66.24
301 - 312	107	35,404,181	13.85	330,880	660	67.96
313 - 324	181	72,753,706	28.45	401,954	670	71.21
325 - 336	101	42,055,148	16.45	416,388	708	67.53
337 - 348	14	5,693,138	2.23	406,653	688	67.13
349 - 360	7	2,128,174	0.83	304,025	749	59.22
Total:	704	255,711,933	100.00	363,227	687	66.63

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Capital Corp.	WAMMS 2004-RA1	April 21, 2004
A Washington Mutual Company	PRELIMINARY TERM SHEET	(206) 554-2420

VII.  CONTACTS

CONTACT	PHONE	FAX	E-MAIL
Eric Londa Sr. Trader	212-702-6910	212-317-6370	Eric.londa@wamu.net
Mac Skimming Sr. Trader	206-554-2423	206-554-2552	Mac.skimming@wamu.net
David Nagle Sr. Trader	206-554-2425	206-554-2552	David.nagle@wamu.net
Vinny Varca Mortgage Finance	212-702-6931	212-317-6370	Vincent.varca@wamu.net
Tom Hardy Deal Mgr.	206-554-2411	206-554-2552	Thomas.hardy@wamu.net
Dennis Lai Financial Analyst	206-554-2420	206-554-2552	Dennis.lia@wamu.net

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420             April 21, 2004

This information is furnished to you solely by WaMu Capital Corp and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.